VANGUARD
WELLESLEY
INCOME FUND

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard/Wellesley Income Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

[FIGURE 1]

         As a shareholder of the Fund for more than a quarter century and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.


                                                   /s/ JOHN C. BOGLE

VANGUARD/WELLESLEY INCOME FUND SEEKS TO PROVIDE AS MUCH CURRENT INCOME AS IS CONSISTENT WITH REASONABLE RISK, WHILE ALSO OFFERING THE POTENTIAL FOR MODERATE CAPITAL GROWTH. NORMALLY, ABOUT 65% OF THE FUND'S ASSETS ARE INVESTED IN FIXED-INCOME SECURITIES AND 35% IN COMMON STOCKS.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

Wellesley Income Fund provided shareholders with a total return of +28.9% during the year ended December 31, 1995, the best year in the Fund's quarter-century of operations. Both bonds and stocks enjoyed stupendous bull markets, and our traditional balanced strategy placed the Fund in an enviable position to participate in both explosive rallies.

         The table below compares the Fund's total return (capital change plus reinvested dividends) with those of the two unmanaged indexes of the markets in which we invest: for stocks, the Standard and Poor's 500 Composite Stock Price Index; and for bonds, the Lehman Long-Term Corporate Bond Index. A hypothetical portfolio composed of the two Indexes--reflecting the Fund's typical balance of 65% bonds and 35% stocks--would have earned a return of +31.3% over the past year, a bit better than the return of the Fund.


-------------------------------------------------------------------------
                                                          TOTAL RETURN
                                                        -----------------
                                                           YEAR ENDED
                                                        DECEMBER 31, 1995
-------------------------------------------------------------------------
WELLESLEY INCOME FUND                                        +28.9%
-------------------------------------------------------------------------
LEHMAN LONG-TERM CORPORATE BOND INDEX                        +27.9%
STANDARD & POOR'S 500 STOCK INDEX                            +37.6
-------------------------------------------------------------------------
COMPOSITE BOND/STOCK INDEX*                                  +31.3%
-------------------------------------------------------------------------

*Weighted 65% in the Lehman Long-Term Corporate Bond Index and 35% in the
 Standard & Poor's 500 Index.

The Fund's return is based on an increase in our net asset value from $17.05 per share on December 31, 1994, to $20.44 on December 31, 1995, with the latter figure adjusted to take into account the reinvestment of four quarterly dividends totaling $1.14 per share from net investment income and distributions totaling $.28 per share from net realized capital gains. Wellesley's dividend yield at year end was 5.7%.

THE FISCAL YEAR IN REVIEW

The great bull market in bonds and stocks we enjoyed during the year was continuous and virtually uninterrupted. The dimension of the increase was close to record breaking in both markets, delighting the bulls even as it astonished the bears.

         In the bond market, a huge decline in interest rates during the year set bond prices afire. The yield of the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during 1995, even below its level of 7.1% at the start of 1994. The 1995 decline drove long-term bond prices up by fully +19%, resulting in a total return (including the interest coupon) of +28%--remarkably competitive with the +37.6% return on stocks.

         Short-term rates also declined during 1995, as the Federal Reserve reduced the Federal funds rate (the rate at which banks borrow from one another) on two occasions, once in July and again in December. On balance during the year, the yield on the U.S. Treasury bill eased from 5.6% to 5.0%. This improvement in the actual (and expected) interest rate environment was caused largely by a measurable softening in the growth of the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. (Indeed, the Consumer Price Index (CPI) was quite well-behaved in 1995, rising by but +2.6%, its smallest increase since 1986.)

         The decline in interest rates during the year not only set bond prices afire, but also helped stimulate the stock market. The market gained further impetus from record-breaking corporate profits, not to mention a growing speculative fever in the marketplace, particularly during the final weeks of the year. The rise in corporate profits was particularly striking. It's estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.)

         If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%. This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus

[FIGURE 2]

sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as we enter our 1996 fiscal year, this is surely a sobering statistic.

THE 1990s SO FAR

During the first five years of the 1990s, as I noted in my letter to you one year ago, long-term bonds provided an average annual return of +8.6%, virtually the same as the +8.7% return on stocks. While this congruence of returns on stocks and bonds was unusual, both figures seemed reasonably consistent with long-term fundamental measures. But the remarkable returns of 1995 have raised both numbers substantially. With six years of the 1990s now history, the average annual returns for bonds and stocks have grown to +11.6% and +13.1%, respectively. Make no mistake about it--such returns are unlikely to characterize the remainder of the decade.

         In any event, the chart to the left shows how fine the environment has been for both bonds and stocks during this exciting period. You can see that bonds have held their own with stocks, rather than muting the fluctuations of the stock market, as had been customary in an earlier era. Indeed, as the chart clearly depicts, there has been a tight correlation of stock and bond returns so far during the 1990s. Under these circumstances, it is hardly surprising that Wellesley's strategy of holding both bonds and stocks should have fared so well in recent years.

         That said, given the decreasing tendency of these two markets to fluctuate independently, it would seem that a new element of relative volatility has been introduced to funds that adhere to a "balanced" investment strategy. During the past year, and over the five preceding years, investors holding a balanced portfolio of bonds and stocks have been handsomely rewarded, as both asset classes climbed steadily higher. Inevitably, this tighter correlation will be reflected on the minus side of the ledger at some point in the future. Nonetheless, we remain confident that Wellesley's conservative balance of long-term bonds and income-producing stocks will continue to provide an optimal combination of current income, modest growth of capital, and reasonable risk.

THE FUND IN 1995

As noted at the outset, Wellesley's +28.9% return during 1995 was the best single year in the Fund's history. However, we did not quite keep pace with the +31.3% return of our unmanaged performance standard, a composite of bonds and stocks weighted in accordance with Wellesley's 65% bond/35% stock allocation.

         Our shortfall relative to this composite index came in the face of two meaningful headwinds. First, in the ebullient bond market, the average maturity of the Wellesley bond portfolio, while long enough (16 years) to provide solid participation, was well below that of the Lehman Long-Term Corporate Bond Index (24 years). In an environment of falling interest rates, "longer is stronger." Second, blue-chip stocks with large market capitalizations led the market, with the Standard & Poor's 500 Index

[FIGURE 3]

Average Annual Total Returns--Periods Ended December 31, 1995
----------------------------------------------------------------------------
                                       1 Year        5 Years       10 Years
----------------------------------------------------------------------------
WELLESLEY INCOME FUND                  +28.91%        +13.29%        +11.93%
AVERAGE INCOME FUND                    +21.66         +12.12         + 9.91
COMPOSITE INDEX*                       +31.28         +14.03         +12.69
LEHMAN BOND INDEX                      +27.92         +12.63         +11.47

*Composite Index is 65% Lehman Long-Term Corporate Bond Index and 35% Standard
 & Poor's 500 Index.
Note: Past performance is not predictive of future performance.

outpacing fully 85% of all general equity funds during the year. In other words, the Index proved tough competition for all equity managers.

         In this regard, I would note that the return on our equity holdings virtually matched the return on the Standard & Poor's 500 Index (+37.1% for the Fund versus +37.6% for the Index). We achieved this favorable outcome with no holdings whatsoever in the aggressive (i.e., volatile) technology sector, which led the market advance during much of the past year. In contrast, we garnered positive contributions from our major overweightings in utility and financial stocks--as would be expected from a fund with an income orientation--which together comprised 58% of our equity position during the year compared to 24% for the Index. These two groups of stocks were among the strongest-performing stock market sectors during the past year. Unfortunately, the overall advantage we gained from our sector selections was more than offset by sub-par selections of individual stocks. On balance, then, our equity holdings ended the year in a virtual dead heat with the Index.

         Although we lagged the results of our theoretical standard, the Fund's return of +28.9% dwarfed the +21.7% return of the average income-oriented mutual fund. This seven percentage point margin is one of the largest annual advantages we have earned versus this peer group of mutual funds. (Hint: this extraordinary margin will be virtually impossible to repeat.) Of course, as I have noted in past Reports, this competitive group comprises only 34 funds, all of which use disparate strategies to achieve their income objective. So, it is probably best not to place too much emphasis on the results of any one year.

         That said, Wellesley's balance between equities and bonds (36%/64%) was quite similar to our competitors (39%/61%). But two important strategic differences strongly contributed to our unusually favorable margin: (1) our equity holdings were dominated by the market-leading, large-cap stocks (80% of Wellesley's equities), while our average competitor, emphasizing the smaller-cap segment of the stock market, had just one-half that exposure (40% of equities); and (2) while other income-oriented funds, on average, maintained a weighting in bonds that was similar to ours, the average maturity of our bond portfolio was much longer and the average quality higher. Both of these bond strategies worked in our favor.

         With regard to our bond position, you may recall from last year's Annual Report that our emphasis on long-term bonds impeded our relative performance in 1994. At that time, I explained our rationale for maintaining our long-term bias in the face of rising interest rates and emphasized that forecasting interest rates is "beyond the ability of experienced and amateur investors alike." In light of the dramatic--and completely unanticipated-- reversal in interest rates during 1995, our decision to "stay the course" with our traditional maturity and quality strategies was fully justified.

A LONGER-TERM PERSPECTIVE

The Fund's record over the past ten years is illustrated in the customary chart on the previous page, both in percentage terms and in dollar terms based on an initial investment of $10,000. The results may be summarized as follows:


----------------------------------------------------------------------
                                                 TOTAL RETURN*
                                            --------------------------
                                             DECEMBER 31, 1985, TO
                                                DECEMBER 31, 1995
                                            --------------------------
                                                           FINAL VALUE
                                            AVERAGE        OF INITIAL
                                             ANNUAL        INVESTMENT
                                              RATE         OF $10,000
----------------------------------------------------------------------
WELLESLEY INCOME FUND                        +11.9%          $30,870
----------------------------------------------------------------------
AVERAGE INCOME FUND                          + 9.9%          $25,710
COMPOSITE BOND/STOCK INDEX                   +12.7            33,040
----------------------------------------------------------------------

*Assumes the reinvestment of all income dividends and capital gains distributions.

The chart reflects both ups and downs in the financial markets, and there is no assurance that the ever-unpredictable markets of the future will provide better returns or worse returns than those presented. However, it should be noted that, during the past decade, the total return on the composite index (65% bond and 35% stock) was well above its long-term norm of +7.8% going all the way back to 1926.

         The solid margin we enjoyed over our peers (+2.0 percentage points) is extremely meaningful when achieved over a full decade. Indeed, the final value of an initial $10,000 investment in Wellesley Income Fund--$30,870--exceeded the comparable figure for the income fund group by $5,160, equivalent to more than 50% of the initial investment. This large difference shows the substantial asset accumulation that can result from a combination of excellent portfolio management, compound interest, and exceptionally low costs. In fact, our net annual expenses amount to but 0.34% of assets, compared to 1.09% for the average income fund. This comparison would suggest that, all else being equal, we should outperform our average competitor by about 0.75% each year--an important factor in our +2.0% margin over our competitors.

         It should hardly go without saying that the chart and the table also reflect Wellesley's annual shortfall of -0.8% relative to the composite index. This index, as you know, represents tough competition both for Wellesley and for its peer group of mutual funds. First, it is a theoretical construct, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that must be borne--to one extent or another--in the real world in which mutual funds operate. (Given Wellesley's annual expense ratio of 0.34%, this factor alone would account for nearly one-half of our shortfall.) Second, while the index is a fair standard, it does not provide a precise guideline to the policies followed by Wellesley and its actively managed competitors. In any event, we will continue to strive to outperform this challenging standard.

IN SUMMARY

To state the obvious, 1995 was an extraordinarily bountiful year for shareholders of Wellesley Income Fund. We should all take (only) a moment to bask in the light of the generous rewards we earned. We should also recognize, however, that the financial markets are never a "one-way street," and the risks that exist today in both the bond and stock markets may well come home to roost in 1996 and erode our

1995 bounty. Put even more bluntly, Wellesley shareholders enjoyed an enhancement of nearly +29% in value during the year. With this gain now behind us, even a significant market decline seems unlikely to take shareholders back to where we were--presumably with satisfaction--just one year ago.

         Under these circumstances, what course of action should shareholders of Wellesley Income Fund follow? In my Annual Report one year ago, under very different circumstances, I urged you to "stay the course." Today, you should recognize that, despite the short-term risks of investing, the biggest long-term risks are: (1) failing to invest in bonds and stocks at all; and (2) following an erratic and ever-changing course. For our part, we intend to manage Wellesley Income Fund under the same time-tested and conservative principles we've followed for a quarter century. "Stay the course" proved wise counsel a year ago; I reiterate it today.

Sincerely,

/s/ JOHN C. BOGLE

John C. Bogle
Chairman of the Board                      February 1, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.



AVERAGE ANNUAL TOTAL RETURNS--THE CURRENT YIELD QUOTED IN THE CHAIRMAN'S LETTER IS CALCULATED IN ACCORDANCE WITH SEC GUIDELINES. THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED DECEMBER 31, 1995) ARE AS FOLLOWS:

                                                                            10 YEARS
                                                                   ----------------------------
                                    INCEPTION                       TOTAL     INCOME    CAPITAL
                                      DATE     1 YEAR    5 YEARS   RETURN     RETURN     RETURN
                                    ---------  ------    -------   ------    -------     ------
VANGUARD/WELLESLEY INCOME FUND       7/1/70    +28.91%   +13.29%   +11.93%    +7.62%     +4.31%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       REPORT FROM THE INVESTMENT ADVISER

Intermediate and long-term interest rates declined throughout 1995 enabling the Vanguard/Wellesley Income Fund to enjoy a +28.9% return for the year. This return helps to offset the negative 4.4% return in 1994 when long rates rose almost as much as they fell in 1995. Thus, the last two years have experienced the best and the worst in terms of volatility. Patient investing seems to be the lesson when looking back over that particular time period. Both the bond and stock segments of the Wellesley portfolio had generous positive returns in 1995. Wellesley equities approached the S&P 500's remarkable return of +37.6% for all of 1995 with a +37.1% return. Wellesley benefited from having its two largest sectors, utilities and finance, perform well for the year. Similarly, Wellesley bonds returned +25.9%, close to the return of the Lehman Long-Term Corporate Bond Index, which was +27.9%.

         The satisfying absolute return for Wellesley was achieved in a year when the Federal Reserve reversed direction in a six-month period as it grappled with an uncertain economic landscape. The monetary authorities raised interest rates early in the year and then lowered them twice as consumer spending began to labor. Fourth quarter economic activity was sluggish which was in sharp contrast to the previous year's behavior. Real GDP probably grew at or close to a 1% annual rate. As we have stated before, the performance of Vanguard/Wellesley Income Fund remains extremely sensitive to the general direction of long-term interest rates because of the long average maturity of the Fund's bonds and because of our meaningful weighting in high-yielding, interest-rate-sensitive stocks.

         Throughout the fiscal year ending December 31, 1995, the Fund maintained its traditional posture of 60% to 65% of assets invested in longer-term bonds of investment-grade quality and 35% to 40% of assets invested in dividend paying equities. We do not anticipate a change in that strategy going forward.

INVESTMENT OUTLOOK FOR 1996

Monetary policy is still too tight. Additional reductions in short-term rates will be necessary to keep economic growth from slowing further. The U.S. dollar seems to be on a positive trend, which will give the Federal Reserve more flexibility to adjust to domestic affairs. Despite the recent reduction in the Federal funds rate, its level is over 3% in real terms. Bank reserves are declining, and money growth is decelerating. With this backdrop, continued soft economic data, low inflation, and eventually a constructive fiscal package will likely compel the Federal Reserve to lower interest rates several more times in 1996. The earnings deceleration is underway. Operating earnings for the S&P 500 grew 18% in the third quarter from a year ago, down from a 28% gain in the second quarter. Further slowing is anticipated, with 1996 earnings forecast to rise 5%, well below the projected 15% rise for all of 1995. An environment of stable interest rates and moderate growth is still reasonably positive for the bonds and stocks in the Vanguard/Wellesley Income Fund.

STRATEGY IN 1996

Our strategy remains consistent with that of previous years with some marginal adjustments. On the stock side of the portfolio, we will continue to seek opportunities in the industrial and materials sectors, as concerns over economic growth have created attractive valuations for some strong companies within these sectors. We recently increased our weighting in REITs, which we believe is one of the most undervalued income sectors of the market. REITs provide us with a significant upfront yield of 7% to 8% (currently 100 to 200 basis points above the U.S. Treasury bond yield), and dividends should grow by more than 5% per year on average.

         The majority of Wellesley's stocks are New York Stock Exchange listed issues and generally have above-average yields. The average yield on our stocks is currently 87% higher than the yield on the average stock in the marketplace.

         While we continue to look for the excuse to shorten the average maturity and duration of the bond segment since long rates have declined 2% over the last year, we are not actively implementing this strategy. The economy is growing too modestly, and inflation is behaving too well to position the portfolio much shorter. As we await the opportunity to reduce duration, high quality will be maintained. Currently,

92% of the bond portfolio is rated "A" or better. There exist only minimal yield differences among rating categories. The Fund's bond investments will continue to have a long average maturity and excellent call protection, which should lend sustainability to the Fund's income stream, even though long-term bonds are subject to price fluctuations in the short-term. These assets currently have an average maturity of slightly over 16 years, an average coupon of 7.3%, and an average quality rating of "Aa."

         The dominant theme which guides the investment strategy for Wellesley Income Fund is our ongoing obligation to shareholders to achieve an attractive absolute level of income with high-quality securities. Our long-term goal is to achieve increases in Wellesley's dividend by purchasing stocks of strong companies, which are able to pass onto shareholders higher dividends generated from rising earnings spurred by successful business strategies. Since we wrote to you six months ago, the equity portfolio has had twenty-two dividend increases. We avoid investments in bonds rated below investment-grade and in stocks with ultra-high dividends that may not be sustainable over the longer term.

SUMMARY

After the Fund's strong total return in 1995, we are obviously more cautious towards the financial markets. Retracements and setbacks are to be expected. Longer term, the economic and inflation outlooks appear constructive. We will continue to employ the same investment disciplines utilized for Wellesley Income Fund over the past two decades.

Respectfully,

Earl E. McEvoy, Senior Vice President

John R. Ryan, Senior Vice President

Wellington Management Company

January 22, 1996

                        TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in VANGUARD/WELLESLEY INCOME FUND for the 25-year period ended December 31, 1995. During the period illustrated, stock and bond prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.



--------------------------------------------------------------------------------------------------------------------------------
PERIOD                                      PER SHARE DATA                                    TOTAL INVESTMENT RETURN*
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Composite
                                                                                            Wellesley Income Fund       Index**
                                                                  VALUE WITH INCOME     ----------------------------   ---------
Year Ended     NET ASSET      CAPITAL GAINS         INCOME      DIVIDENDS & CAPITAL     Capital     Income     Total       Total
December 31        VALUE      DISTRIBUTIONS      DIVIDENDS         GAINS REINVESTED      Return     Return    Return      Return
--------------------------------------------------------------------------------------------------------------------------------
1971              $12.56               $.38         $  .85                 $  13.84       + 7.6%     + 7.4%    +15.0%      +12.1%
---------------------------------------------------------------------------------------------------------------------------------
1972               12.66                .26            .82                    15.19       + 2.9      + 6.8     + 9.7       +11.4
--------------------------------------------------------------------------------------------------------------------------------
1973               11.40                 --            .83                    14.66       -10.0      + 6.5     - 3.5       - 4.4
--------------------------------------------------------------------------------------------------------------------------------
1974                9.84                 --            .82                    13.71       -13.7      + 7.3     - 6.4       -14.2
--------------------------------------------------------------------------------------------------------------------------------
1975               10.69                 --            .82                    16.11       + 8.6      + 8.9     +17.5       +24.4
--------------------------------------------------------------------------------------------------------------------------------
1976               12.23                 --            .88                    19.86       +14.4      + 8.9     +23.3       +22.0
--------------------------------------------------------------------------------------------------------------------------------
1977               11.81                 --            .93                    20.71       - 3.4      + 7.7     + 4.3       - 0.8
--------------------------------------------------------------------------------------------------------------------------------
1978               11.27                 --            .96                    21.46       - 4.6      + 8.2     + 3.6       + 2.2
--------------------------------------------------------------------------------------------------------------------------------
1979               10.98                 --           1.00                    22.79       - 2.6      + 8.8     + 6.2       + 3.8
--------------------------------------------------------------------------------------------------------------------------------
1980               11.08                 --           1.14                    25.49       + 0.9      +11.0     +11.9       + 9.7
--------------------------------------------------------------------------------------------------------------------------------
1981               10.74                 --           1.25                    27.70       - 3.1      +11.8     + 8.7       - 1.8
--------------------------------------------------------------------------------------------------------------------------------
1982               11.82                 --           1.26                    34.16       +10.1      +13.2     +23.3       +36.5
--------------------------------------------------------------------------------------------------------------------------------
1983               12.66                 --           1.31                    40.51       + 7.1      +11.5     +18.6       +13.3
--------------------------------------------------------------------------------------------------------------------------------
1984               13.28                 --           1.37                    47.25       + 4.9      +11.7     +16.6       +13.6
--------------------------------------------------------------------------------------------------------------------------------
1985               15.31                .10           1.38                    60.20       +16.0      +11.4     +27.4       +29.3
--------------------------------------------------------------------------------------------------------------------------------
1986               16.27                .47           1.33                    71.24       + 9.2      + 9.1     +18.3       +18.7
--------------------------------------------------------------------------------------------------------------------------------
1987               14.57                .38           1.04                    69.88       - 8.1      + 6.2     - 1.9       + 2.8
--------------------------------------------------------------------------------------------------------------------------------
1988               15.26                 --           1.23                    79.39       + 4.7      + 8.9     +13.6       +12.6
--------------------------------------------------------------------------------------------------------------------------------
1989               16.82                .24           1.31                    96.00       +11.8      + 9.1     +20.9       +21.0
--------------------------------------------------------------------------------------------------------------------------------
1990               16.02                .08           1.30                    99.61       - 4.3      + 8.1     + 3.8       + 3.1
--------------------------------------------------------------------------------------------------------------------------------
1991               18.08                 --           1.27                   121.10       +12.9      + 8.7     +21.6       +24.3
--------------------------------------------------------------------------------------------------------------------------------
1992               18.16                .21           1.21                   131.60       + 1.6      + 7.1     + 8.7       + 8.7
--------------------------------------------------------------------------------------------------------------------------------
1993               19.24                .40           1.14                   150.88       + 8.2      + 6.4     +14.6       +12.4
--------------------------------------------------------------------------------------------------------------------------------
1994               17.05                .24           1.11                   144.18       -10.2      + 5.8     - 4.4       - 3.3
--------------------------------------------------------------------------------------------------------------------------------
1995               20.44                .28           1.14                   185.90       +21.6      + 7.3     +28.9       +31.3
--------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL                                                                                            +1,445.3%   +1,222.7%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                                    +11.6%      +10.9%
--------------------------------------------------------------------------------------------------------------------------------

 * Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.

** Composite index shown for comparative purposes is composed of the Salomon Brothers High-Grade Bond Index (65%) and Standard & Poor's500 Stock Index (35%) from December 31, 1970, through December 31, 1972, and Lehman Long-Term Corporate Bond Index (65%) and Standard & Poor's 500 Stock Index (35%) thereafter.

Note: The initial net asset value was $12.03 on December 31, 1970. No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                            STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                               December 31, 1995


                                                             Face                         Market
                                                           Amount                          Value
                                                            (000)                         (000)+
------------------------------------------------------------------------------------------------
CORPORATE BONDS (42.1%)
------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (.3%)
    NationsBank Credit Card Trust
      6.00%, 12/15/05                               $      20,000                  $      19,994
                                                                                   -------------
------------------------------------------------------------------------------------------------
FINANCE (10.6%)
    Allstate Corp.
      7.50%, 6/15/13                                       20,000                         21,485
    Banc One Corp.
      7.75%, 7/15/25                                       30,000                         33,369
    Bank of Boston
      6.625%, 12/1/05                                      15,000                         15,261
      6.875%, 7/15/03                                      15,000                         15,561
    Bank of New York
      7.875%, 11/15/02                                     15,000                         16,491
    Boatmen's Bancshares, Inc.
      7.625%, 10/1/04                                      10,000                         10,827
    Chemical Banking Corp.
      8.625%, 5/1/02                                       20,000                         22,620
    Citicorp
      MTN 6.65%, 12/15/10                                  25,000                         25,543
      7.125%, 9/1/05                                       15,000                         15,923
      7.625%, 5/1/05                                       10,000                         10,919
    Comerica, Inc.
      7.125%, 12/1/13                                      15,000                         15,096
      8.375%, 7/15/24                                       5,000                          5,652
    CoreStates Capital
      6.625%, 3/15/05                                      20,000                         20,204
    Fifth Third Bancorp.
      6.75%, 7/15/05                                       25,000                         25,988
    First Bank NA
      7.55%, 6/15/04                                        8,000                          8,671
    First Bank System
      6.625%, 5/15/03                                      10,000                         10,217
      7.625%, 5/1/05                                        7,500                          8,200
    First Chicago Corp.
      6.375%, 1/30/09                                       5,000                          4,956
      7.625%, 1/15/03                                      15,000                         16,298
    First Union Corp.
      6.00%, 10/30/08                                      15,000                         14,339
      7.50%, 4/15/35 (2)                                   11,000                         12,181
    Fleet Financial Group
      6.875%, 3/1/03                                       30,000                         31,166
      7.625%, 12/1/99                                      15,000                         15,838
    General Electric Capital Corp.
      8.125%, 5/15/12                                      10,000                         11,679
    General Electric Capital Services
      7.50%, 8/21/35                                       12,000                         13,608
    General Motors Acceptance Corp.
      7.00%, 9/15/02                                       30,000                         31,130
    Household Finance Corp.
      6.45%, 2/1/09                                         5,000                          5,011
      7.65%, 5/15/07                                       10,000                         11,019
    J. P. Morgan & Co., Inc.
      5.75%, 10/15/08                                      20,000                         18,951
      6.25%, 1/15/09                                       20,000                         19,747
    Morgan Guaranty Trust
      7.375%, 2/1/02                                       20,000                         21,386
    NBD Bank N.A.
      6.25%, 8/15/03                                       20,000                         19,969
    National City Cleveland Bank
      6.50%, 5/1/03                                        10,000                         10,130
    National City Corp.
      7.20%, 5/15/05                                       20,000                         21,250
    NationsBank Corp.
      7.25%, 10/15/25                                      20,000                         20,754
      7.75%, 8/15/04                                       20,000                         21,911
    Norwest Corp.
      6.00%, 3/15/00                                       15,000                         15,072
    Norwest Financial Corp.
      7.95%, 5/15/02                                       10,000                         11,048
    Republic New York Corp.
      5.875%, 10/15/08                                     15,000                         14,363
    Society National Bank
      7.85%, 11/1/02                                        7,500                          8,144
    State Street Boston
      5.95%, 9/15/03                                        5,000                          4,946
    Suntrust Banks
      6.125%, 2/15/04                                      20,000                         19,811
      7.375%, 7/1/02                                       16,000                         17,080
    Wachovia Corp.
      6.375%, 4/15/03                                      20,000                         20,385
      6.605%, 10/1/25                                      30,000                         31,020
    Wells Fargo & Co.
      6.125%, 11/1/03                                      15,000                         14,861
                                                                                   -------------
               GROUP TOTAL                                                               760,080
                                                                                   -------------
------------------------------------------------------------------------------------------------
INDUSTRIAL (14.3%)
    Air Products & Chemicals, Inc.
      7.375%, 5/1/05                                       15,000                         16,450
      8.75%, 4/15/21                                        7,750                          9,696
    Alcan Aluminium Ltd.
      9.625%, 7/15/19                                       7,000                          8,075
    Aluminum Co. of America
      5.75%, 2/1/01                                        20,000                         19,836
    Amoco Canada Petroleum Co.
      6.75%, 9/1/23                                        25,000                         24,695
    BP America
      7.875%, 5/15/02                                      15,000                         16,572
    Browning-Ferris Industries, Inc.
      7.40%, 9/15/35                                       30,000                         32,100

                                                             Face                         Market
                                                           Amount                          Value
                                                            (000)                         (000)+
------------------------------------------------------------------------------------------------
    Burlington Northern Santa Fe
      6.375%, 12/15/05                              $      12,500                  $      12,554
    Burlington Resources, Inc.
      7.15%, 5/1/99                                        10,000                         10,410
    The Coca-Cola Co.
      6.00%, 7/15/03                                       10,000                         10,015
    Coca-Cola Enterprises, Inc.
      7.875%, 2/1/02                                       10,000                         10,966
    E.I. du Pont de Nemours & Co.
      8.25%, 1/15/22                                       30,000                         33,070
    Eastman Chemical Co.
      7.25%, 1/15/24                                       25,000                         26,342
    Eaton Corp.
      6.50%, 6/1/25                                        10,000                         10,579
      7.625%, 4/1/24                                       10,000                         11,099
    Ford Motor Co.
      8.875%, 1/15/22                                      20,000                         24,808
    General Motors Corp.
      7.40%, 9/1/25                                        20,000                         21,338
      9.40%, 7/15/21                                       20,000                         25,970
    Georgia-Pacific Corp.
      8.625%, 4/30/25                                      10,000                         11,008
      9.50%, 5/15/22                                       10,000                         11,639
    Gillette Co.
      5.75%, 10/15/05                                      20,000                         19,597
      6.25%, 8/15/03                                       10,000                         10,135
    Hertz Corp.
      6.00%, 2/1/01                                        15,000                         14,975
    Hubbell Inc.
      6.625%, 10/1/05                                      10,000                         10,436
    International Business Machines Corp.
      8.375%, 11/1/19                                      10,000                         11,995
    International Paper Co.
      7.625%, 1/15/07                                      15,000                         16,482
    Johnson & Johnson
      6.73%, 11/15/23                                      20,000                         20,724
    Johnson Controls
      8.20%, 6/15/24                                        6,000                          6,471
    Knight-Ridder, Inc.
      8.50%, 9/1/01                                        10,000                         10,972
    Eli Lilly & Co.
      7.125%, 6/1/25                                       40,000                         42,883
    Lockheed Corp.
      6.75%, 3/15/03                                        7,000                          7,251
    McDonald's Corp.
      7.05%, 11/15/25                                      23,300                         24,105
      7.375%, 7/15/33                                       8,500                          9,042
    Mobil Corp.
      8.625%, 8/15/21                                      20,000                         25,302
    Monsanto Co.
      6.00%, 7/1/00                                        18,750                         18,874
      8.13%, 12/15/06                                       5,000                          5,625
      8.20%, 4/15/25                                       20,000                         22,120
    Motorola Inc.
      7.50%, 5/15/25                                       40,000                         45,106
    New York Times
      8.25%, 3/15/25                                       26,000                         29,843
    Norfolk Southern Corp.
      9.00%, 3/1/21                                         5,000                          6,434
    Northrop-Grumman
      9.375%, 10/15/24                                     15,000                         17,893
    PPG Industries, Inc.
      9.00%, 5/1/21                                        15,000                         19,247
    Philips Electronics NV
      7.75%, 4/15/04                                       10,000                         10,954
    Phillips Petroleum Co.
      9.375%, 2/15/11                                      10,000                         12,519
    Praxair Inc.
      6.75%, 3/1/03                                        25,000                         25,530
    Procter & Gamble Co.
      9.36%, 1/2/21                                        30,000                         38,325
    Raytheon Co.
      7.375%, 7/15/25                                      25,000                         26,039
    Rohm & Haas Co.
      9.80%, 4/15/20                                       10,000                         13,220
    Talisman Energy
      7.125%, 6/1/07                                       20,000                         20,987
    Texaco Capital
      8.625%, 4/1/32                                       30,000                         37,784
    United Parcel Service
      8.375%, 4/1/20                                       10,000                         12,075
    Unocal Corp.
      8.75%, 8/15/01                                       10,000                         11,133
    Wal-Mart Stores, Inc.
      5.875%, 10/15/05                                     25,000                         24,634
      6.50%, 6/1/03                                        10,000                         10,301
    Weyerhaeuser Co.
      8.50%, 1/15/25                                       20,000                         24,586
    Whirlpool Corp.
      9.00%, 3/1/03                                        10,000                         11,634
    Witco Chemical Corp.
      6.60%, 4/1/03                                         5,000                          5,137
                                                                                   -------------
               GROUP TOTAL                                                             1,027,592
                                                                                   -------------
------------------------------------------------------------------------------------------------
UTILITY (16.9%)
    AT&T Corp.
      7.125%, 1/15/02                                      30,000                         31,769
      8.625%, 12/1/31                                      40,000                         46,542
    Arizona Public Service Co.
      6.625%, 3/1/04                                       10,000                         10,207
      9.50%, 4/15/21                                       10,000                         11,639

                                                             Face                         Market
                                                           Amount                          Value
                                                            (000)                         (000)+
------------------------------------------------------------------------------------------------
    Baltimore Gas & Electric Co.
      7.25%, 7/1/02                                 $      15,000                  $      16,012
      8.375%, 8/15/01                                      10,000                         11,107
    BellSouth Telecommunications
      6.25%, 5/15/03                                       12,000                         12,194
      7.00%, 10/1/25                                       10,000                         10,629
      8.25%, 7/1/32                                        35,000                         39,981
    Carolina Power & Light Co.
      6.875%, 8/15/23                                      10,000                         10,160
    Carolina Telephone & Telegraph Co.
      5.75%, 8/15/00                                        5,000                          4,975
    Chesapeake & Potomac Telephone Co., MD
      7.15%, 5/1/23                                        20,000                         21,064
    Chesapeake & Potomac Telephone Co., VA
      7.875%, 1/15/22                                      15,000                         17,476
    Cincinnati Gas & Electric Co.
      6.90%, 6/1/25                                         9,500                         10,252
      7.20%, 10/1/23                                       15,100                         15,207
    Coastal Corp.
      7.75%, 10/15/35                                      10,000                         10,382
      8.125%, 9/15/02                                      10,000                         10,938
      9.75%, 8/1/03                                        11,275                         13,467
      10.00%, 2/1/01                                       27,000                         31,169
    Commonwealth Edison Co.
      7.375%, 9/15/02                                      10,000                         10,573
    Consolidated Edison Co. of NY
      6.375%, 4/1/03                                       20,000                         20,229
    Duke Power Co.
      5.875%, 6/1/01                                       19,900                         19,747
      7.00%, 7/1/33                                        30,000                         30,328
    Enron Corp.
      6.875%, 10/15/07                                     20,000                         20,750
      7.00%, 8/15/23                                       10,000                          9,857
    Florida Power & Light Co.
      5.375%, 4/1/00                                       12,500                         12,309
    GTE Florida, Inc.
      6.31%, 12/15/02                                      20,000                         20,313
    Houston Lighting & Power Co.
      7.50%, 7/1/23                                        20,000                         20,877
    Illinois Bell Telephone Co.
      6.625%, 2/1/25                                       10,000                          9,907
      7.25%, 3/15/24                                       20,000                         20,887
    Illinois Power Co.
      5.625%, 4/15/00                                      10,000                          9,887
      6.50%, 8/1/03                                        10,000                         10,104
      7.50%, 7/15/25                                       10,000                         10,071
    Iowa-Illinois Gas & Electric Co.
      6.95%, 10/15/25                                       5,000                          5,078
    Kansas Gas & Electric Co.
      6.50%, 8/1/05                                         6,500                          6,613
    Kentucky Utilities
      7.92%, 5/15/07                                        5,000                          5,683
    MCI Communications Corp.
      7.125%, 1/20/00                                      15,000                         15,629
      7.50%, 8/20/04                                       15,000                         16,365
    Michigan Bell Telephone Co.
      7.50%, 2/15/23                                       35,000                         37,384
    New Jersey Bell Telephone Co.
      8.00%, 6/1/22                                        35,000                         41,294
    New York Telephone Co.
      6.50%, 3/1/05                                        30,000                         30,672
      7.25%, 2/15/24                                       15,000                         15,150
    Northern Illinois Gas
      7.26%, 10/15/25                                       5,000                          5,227
    Northern States Power Co.
      6.375%, 4/1/03                                        8,000                          8,162
      7.125%, 7/1/25                                       30,000                         32,125
    Ohio Bell Telephone Co.
      6.125%, 5/15/03                                      15,000                         15,194
    Oklahoma Gas & Electric Co.
      7.30%, 10/15/25                                      15,000                         15,671
    Pacific Bell Telephone Co.
      7.00%, 7/15/04                                        5,000                          5,298
      7.125%, 3/15/26                                      25,000                         26,508
      7.25%, 7/1/02                                        10,000                         10,703
    Pacific Gas & Electric Co.
      8.25%, 11/1/22                                       25,000                         28,405
    PacifiCorp
      6.625%, 6/1/07                                       10,000                         10,339
    PECO Energy Corp.
      6.50%, 5/1/03                                        30,000                         30,396
    Pennsylvania Power & Light Co.
      6.50%, 4/1/05                                        15,000                         15,328
      6.75%, 10/1/23                                        9,000                          8,727
    Southern California Edison Co.
      6.25%, 6/15/03                                        6,050                          6,060
      8.875%, 6/1/24                                       10,000                         10,858
    Southern California Gas Co.
      6.875%, 11/1/25                                      15,000                         14,400
    Southwestern Bell Telephone Co.
      7.20%, 10/15/26                                      32,500                         33,691
      7.25%, 7/15/25                                       37,500                         39,264
    Southwestern Public Service Co.
      7.25%, 7/15/04                                       10,000                         10,739
      8.20%, 12/1/22                                       12,500                         13,760
    Texas Utilities Co.
      6.75%, 7/1/05                                        10,000                         10,315
      8.00%, 6/1/02                                        10,000                         11,019
      9.75%, 5/1/21                                        10,000                         11,787

                                                             Face                         Market
                                                           Amount                          Value
                                                            (000)                         (000)+
------------------------------------------------------------------------------------------------
    Union Electric Co.
      6.75%, 10/15/99                               $       7,250                  $       7,481
      6.875%, 8/1/04                                       10,000                         10,528
    U S WEST Communications Group
      7.50%, 6/15/23                                       45,000                         47,624
    Virginia Electric & Power Co.
      6.00%, 8/1/02                                        10,000                         10,029
      6.75%, 10/1/23                                       20,000                         19,346
    Wisconsin Public Service Co.
      7.30%, 10/1/02                                        6,700                          7,192
      8.80%, 9/1/21                                         5,000                          5,892
                                                                                   -------------
               GROUP TOTAL                                                             1,216,945
                                                                                   -------------
------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
    (Cost $2,827,227)                                                                  3,024,611
------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED) (1.1%)
------------------------------------------------------------------------------------------------
    Province of Manitoba
      6.125%, 1/19/04                                       7,000                          7,013
      8.875%, 9/15/21                                      10,000                         12,710
    Province of Nova Scotia
      8.875%, 7/1/19                                        9,500                         11,529
      9.50%, 2/1/19                                        10,000                         12,857
    Province of Ontario
      7.75%, 6/4/02                                        15,000                         16,330
    Province of Saskatchewan
      8.50%, 7/15/22                                       19,000                         22,869
------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
    (Cost $80,751)                                                                        83,308
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (17.7%)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (8.6%)
    U.S. Treasury Bond
      7.25%, 5/15/16                                      150,000                        171,281
    U.S. Treasury Notes
      5.75%, 8/15/03                                      125,000                        126,504
      7.125%, 2/29/00                                     300,000                        319,359
                                                                                   -------------
               GROUP TOTAL                                                               617,144
                                                                                   -------------
------------------------------------------------------------------------------------------------
AGENCY BONDS AND NOTES (1.0%)
    Federal Home Loan Mortgage Corp.
      8.14%, 9/29/04                                       25,000                         27,078
    Tennessee Valley Authority
      8.625%, 11/15/29                                     40,000                         45,359
                                                                                   -------------
               GROUP TOTAL                                                                72,437
                                                                                   -------------
------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (8.1%)
    Federal National Mortgage Assn.
      6.00%, 9/1/01                                           869                            893
    Government National Mortgage Assn.
      6.50%, 6/15/08-10/15/24                             482,767                        479,494
      7.00%, 4/15/17-10/15/23                              96,251                         97,695
                                                                                   -------------
               GROUP TOTAL                                                               578,082
                                                                                   -------------
------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $1,170,065)                                                                  1,267,663
------------------------------------------------------------------------------------------------
COMMON STOCKS (35.4%)
------------------------------------------------------------------------------------------------
                                                           Shares
                                                    -------------
BASIC MATERIALS (3.6%)
    Dow Chemical Co.                                      585,000                         41,169
    E.I. du Pont de Nemours & Co.                         386,200                         26,986
    Federal Paper Board Co., Inc.                         225,300                         11,687
    Kimberly-Clark Corp.                                  770,000                         63,718
    Olin Corp.                                            160,400                         11,910
    Union Camp Corp.                                    1,284,900                         61,193
    Witco Chemical Corp.                                1,321,400                         38,651
                                                                                   -------------
               GROUP TOTAL                                                               255,314
                                                                                   -------------
------------------------------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (.3%)
    Cooper Industries, Inc.                               600,000                         22,050
                                                                                   -------------
------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (2.8%)
    Chrysler Corp.                                        561,500                         31,093
    Eastman Kodak Co.                                     321,800                         21,561
    Ford Motor Co.                                      2,631,000                         76,299
    J.C. Penney Co., Inc.                               1,573,800                         74,952
                                                                                   -------------
               GROUP TOTAL                                                               203,905
                                                                                   -------------
------------------------------------------------------------------------------------------------
CONSUMER STAPLES (1.3%)
    American Brands, Inc.                                 620,000                         27,668
    Flowers Industries, Inc.                            2,609,100                         31,635
*   Schweitzer-Mauduit International, Inc.                 77,000                          1,781
    Universal Corp.                                     1,159,600                         28,265
                                                                                   -------------
               GROUP TOTAL                                                                89,349
                                                                                   -------------
------------------------------------------------------------------------------------------------
ENERGY (5.6%)
    Amoco Corp.                                           850,000                         61,094
    Atlantic Richfield Co.                                518,000                         57,369
    Dresser Industries, Inc.                              783,200                         19,091
    Metrogas ADS                                          659,800                          6,433
    Questar Corp.                                         520,000                         17,420
    Royal Dutch Petroleum Co. ADR                         659,500                         93,072
    Sun Co., Inc.                                         281,833                          7,715
    Texaco, Inc.                                        1,354,200                        106,305
    USX-Marathon Group                                  1,787,000                         34,847
                                                                                   -------------
               GROUP TOTAL                                                               403,346
                                                                                   -------------
------------------------------------------------------------------------------------------------

                                                             Face                         Market
                                                           Amount                          Value
                                                            (000)                         (000)+
------------------------------------------------------------------------------------------------
FINANCIAL (10.5%)
    Allstate Corp.                                  $     169,548                  $       6,973
    BankAmerica                                         1,560,000                        101,010
    Bankers Trust New York Corp.                          111,800                          7,435
    Bay Apartment Communities,
      Inc. REIT                                           576,200                         13,973
    Boatmen's Bancshares, Inc.                          1,254,000                         51,257
    CBL & Associates Properties,
      Inc. REIT                                           945,400                         20,562
(1) Colonial Properties REIT                              785,000                         20,017
    CoreStates Financial Corp.                          3,253,600                        123,230
    DeBartolo Realty Corp. REIT                           800,000                         10,400
    Equity Residential Properties
      Trust REIT                                          383,200                         11,735
    First Union Corp.                                   1,238,200                         68,875
    General Growth Properties REIT                        702,600                         14,579
(1) Home Properties of
      New York REIT                                       529,300                          9,064
    Keycorp                                             2,104,050                         76,272
    JP Realty Inc. REIT                                   500,000                         10,937
    Macerich Co. REIT                                     417,000                          8,340
    J.P. Morgan & Co., Inc.                               419,644                         33,676
    NationsBank, Inc.                                     396,000                         27,570
    Ohio Casualty Corp.                                   450,000                         17,212
    PNC Bank Corp.                                      1,356,800                         43,757
    Paragon Group, Inc. REIT                              600,000                         10,425
    Post Properties, Inc. REIT                            329,600                         10,506
    Roc Communities, Inc. REIT                            417,600                         10,022
    Simon Property Group REIT                             314,200                          7,658
    Spieker Properties REIT                               637,800                         16,025
(1) Town & Country Trust REIT                             947,000                         12,311
    Urban Shopping Centers REIT                           600,700                         12,840
                                                                                   -------------
               GROUP TOTAL                                                               756,661
                                                                                   -------------
------------------------------------------------------------------------------------------------
HEALTH CARE (1.0%)
    Bristol-Myers Squibb Co.                              877,000                         75,312
                                                                                   -------------
------------------------------------------------------------------------------------------------
UTILITY (9.7%)
    BCE, Inc.                                           1,286,200                         44,374
    Bell Atlantic Corp.                                   200,000                         13,375
    BellSouth Corp.                                       572,000                         24,882
    CINergy Corp.                                         487,972                         14,944
    Consolidated Edison Co.
      of New York                                         527,400                         16,877
    DQE Inc.                                            1,207,050                         37,117
    DTE Energy Co.                                      1,238,200                         42,718
    Equitable Resources, Inc.                             489,000                         15,281
    GTE Corp.                                           1,227,700                         54,019
    General Public Utilities Corp.                        847,000                         28,812
    Montana Power Co.                                     421,400                          9,534
    National Fuel & Gas Co.                               577,100                         19,405
    Niagara Mohawk Power Corp.                            100,400                            966
    NICOR, Inc.                                           862,100                         23,708
    Nova Scotia Power                                     718,300                          6,496
    NYNEX Corp.                                         1,431,772                         77,316
    Pacific Enterprises                                   485,000                         13,701
    Pacific Gas & Electric Co.                          2,205,200                         62,573
    Pacific Telesis Group                                 516,000                         17,351
    PacifiCorp                                            256,800                          5,457
    PECO Energy Corp.                                     396,200                         11,936
    Public Service Co. of Colorado                        349,900                         12,378
    Rochester Gas & Electric Corp.                        531,600                         12,027
    SCEcorp                                             1,366,000                         24,247
    Sierra Pacific Resources                              744,300                         17,398
    Southern Co.                                        1,176,000                         28,959
    Unicom Corp.                                          867,207                         28,401
    U S WEST Communications Group                         865,000                         30,924
                                                                                   -------------
               GROUP TOTAL                                                               695,176
                                                                                   -------------
------------------------------------------------------------------------------------------------
MISCELLANEOUS (.6%)
    Minnesota Mining &
      Manufacturing Co.                                   637,700                         42,248
                                                                                   -------------
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $2,057,603)                                                                  2,543,361
------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (.9%)
------------------------------------------------------------------------------------------------
    H.F. Ahmanson 6.00%                                   516,000                         30,444
    Reynolds Metals $3.31                                 267,600                         13,514
    Santa Fe Energy 8.25%                               1,071,600                         10,448
    Time Warner, Inc. PERC $1.24                          300,100                          9,378
------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (Cost $57,497)                                                                        63,784
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.1%)
------------------------------------------------------------------------------------------------
                                                             Face
                                                           Amount
                                                            (000)
                                                    -------------

REPURCHASE AGREEMENT
    Collateralized by U.S.
      Government Obligations in
      a Pooled Cash Account
      5.89%, 1/2/96
      (Cost $149,732)                                    $149,732                        149,732
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
    (Cost $6,342,875)                                                                  7,132,459
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.7%)
------------------------------------------------------------------------------------------------
    Other Assets--Notes C and E                                                          146,599
    Liabilities--Note E                                                                  (98,322)
                                                                                   -------------
                                                                                          48,277
------------------------------------------------------------------------------------------------

                                                                                          Market
                                                                                           Value
                                                                                          (000)+
------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------
    Applicable to 351,261,955 outstanding
      $.10 par value shares
      (authorized 450,000,000 shares)                                                 $7,180,736
------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                 $20.44
================================================================================================

+ See Note A to Financial Statements.
* Non-income Producing Security.
(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.



------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
                                                           Amount                            Per
                                                            (000)                          Share
                                                    -------------                  -------------
    Paid in Capital                                    $6,348,207                         $18.07
    Undistributed Net Investment Income                    11,952                            .03
    Accumulated Net Realized Gains                         30,993                            .09
    Unrealized Appreciation
      of Investments--Note D                              789,584                           2.25
------------------------------------------------------------------------------------------------
NET ASSETS                                             $7,180,736                         $20.44
------------------------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS


                                                                                           Year Ended
                                                                                    December 31, 1995
                                                                                                (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
     Dividends  . . . . . . . . . . . . . . . . . . . . . . . .                           $   111,108
     Interest   . . . . . . . . . . . . . . . . . . . . . . . .                               292,762
-----------------------------------------------------------------------------------------------------
             Total Income   . . . . . . . . . . . . . . . . . .                               403,870
-----------------------------------------------------------------------------------------------------
  EXPENSES
     Investment Advisory Fee--Note B  . . . . . . . . . . . . .                                 4,349
     The Vanguard Group--Note C
        Management and Administrative   . . . . . . . . . . . .          $15,223
        Marketing and Distribution  . . . . . . . . . . . . . .            1,346               16,569
                                                                         -------
     Taxes (other than income taxes)  . . . . . . . . . . . . .                                   504
     Custodian Fees   . . . . . . . . . . . . . . . . . . . . .                                   242
     Auditing Fees  . . . . . . . . . . . . . . . . . . . . . .                                    18
     Shareholders' Reports  . . . . . . . . . . . . . . . . . .                                   305
     Annual Meeting and Proxy Costs   . . . . . . . . . . . . .                                   186
     Directors' Fees and Expenses   . . . . . . . . . . . . . .                                    25
-----------------------------------------------------------------------------------------------------
             Total Expenses   . . . . . . . . . . . . . . . . .                                22,198
             Expenses Paid Indirectly--Note C   . . . . . . . .                                  (433)
-----------------------------------------------------------------------------------------------------
                Net Expenses  . . . . . . . . . . . . . . . . .                                21,765
-----------------------------------------------------------------------------------------------------
                Net Investment Income   . . . . . . . . . . . .                               382,105
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT
  SECURITIES SOLD   . . . . . . . . . . . . . . . . . . . . . .                               141,798
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES   . . . . . . . . . .                             1,096,772
-----------------------------------------------------------------------------------------------------
                Net Increase in Net Assets Resulting from Operations                       $1,620,675
=====================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                           YEAR ENDED                Year Ended
                                                                    DECEMBER 31, 1995         December 31, 1994
                                                                                (000)                     (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . . . . . .            $  382,105                $  370,199
  Realized Net Gain   . . . . . . . . . . . . . . . . . . . . .               141,798                    46,034
  Change in Unrealized Appreciation (Depreciation)  . . . . . .             1,096,772                  (696,906)
---------------------------------------------------------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations   . . . . . . . . . . . .             1,620,675                  (280,673)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
  Net Investment Income   . . . . . . . . . . . . . . . . . . .              (383,294)                 (368,591)
  Realized Net Gain   . . . . . . . . . . . . . . . . . . . . .               (95,611)                  (78,686)
---------------------------------------------------------------------------------------------------------------
          Total Distributions   . . . . . . . . . . . . . . . .              (478,905)                 (447,277)
---------------------------------------------------------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A  . . . . . . . . . . . . . . .                    71                       617
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
  Issued   --Regular  . . . . . . . . . . . . . . . . . . . . .               674,938                 1,065,849
           --In Lieu of Cash Distributions  . . . . . . . . . .               409,690                   379,611
           --Exchange   . . . . . . . . . . . . . . . . . . . .               288,957                   497,331
  Redeemed --Regular  . . . . . . . . . . . . . . . . . . . . .              (579,972)                 (732,681)
           --Exchange   . . . . . . . . . . . . . . . . . . . .              (435,345)                 (813,628)
---------------------------------------------------------------------------------------------------------------
          Net Increase from Capital Share Transactions  . . . .               358,268                   396,482
---------------------------------------------------------------------------------------------------------------
          Total Increase (Decrease)   . . . . . . . . . . . . .             1,500,109                  (330,851)
---------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year   . . . . . . . . . . . . . . . . . . . . .             5,680,627                 6,011,478
---------------------------------------------------------------------------------------------------------------
  End of Year (3)   . . . . . . . . . . . . . . . . . . . . . .            $7,180,736                $5,680,627
===============================================================================================================
  (1)  Distributions Per Share
       Net Investment Income  . . . . . . . . . . . . . . . . .                 $1.14                     $1.11
       Realized Net Gain  . . . . . . . . . . . . . . . . . . .                 $ .28                      $.24
---------------------------------------------------------------------------------------------------------------
  (2)  Shares Issued and Redeemed
       Issued   . . . . . . . . . . . . . . . . . . . . . . . .                51,153                    85,297
       Issued in Lieu of Cash Distributions . . . . . . . . . .                21,137                    21,438
       Redeemed   . . . . . . . . . . . . . . . . . . . . . . .               (54,185)                  (86,104)
---------------------------------------------------------------------------------------------------------------
                                                                               18,105                    20,631
---------------------------------------------------------------------------------------------------------------
  (3)  Undistributed Net Investment Income  . . . . . . . . . .            $   11,952                $   13,070
---------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS



                                                                                  Year Ended December 31,
                                                                     ------------------------------------------------
For a Share Outstanding Throughout Each Year                           1995      1994       1993      1992       1991
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . . . . . .      $17.05    $19.24     $18.16    $18.08    $16.02
                                                                     -------   -------    -------   -------   -------
INVESTMENT OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . . . . . .        1.13      1.11       1.14      1.21      1.27
  Net Realized and Unrealized Gain (Loss)
    on Investments  . . . . . . . . . . . . . . . . . . . . . .        3.68     (1.95)      1.48       .29      2.06
                                                                     -------   -------    -------   -------   -------
       TOTAL FROM INVESTMENT OPERATIONS   . . . . . . . . . . .        4.81      (.84)      2.62      1.50      3.33
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . . . . . . . . .       (1.14)    (1.11)     (1.14)    (1.21)    (1.27)
  Distributions from Realized Capital Gains . . . . . . . . . .        (.28)     (.24)      (.40)     (.21)       --
                                                                     -------   -------    -------   -------    ------
       TOTAL DISTRIBUTIONS    . . . . . . . . . . . . . . . . .       (1.42)    (1.35)     (1.54)    (1.42)    (1.27)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . . . . . .      $20.44    $17.05     $19.24    $18.16    $18.08
=====================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . . . . .     +28.91%    -4.44%    +14.65%    +8.67%   +21.57%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . . . . . .      $7,181    $5,681     $6,011    $3,178    $1,934
Ratio of Expenses to Average Net Assets . . . . . . . . . . . .        .35%+     .34%       .33%      .35%      .40%
Ratio of Net Investment Income to
  Average Net Assets  . . . . . . . . . . . . . . . . . . . . .       5.96%     6.16%      5.79%     6.50%     7.08%
Portfolio Turnover Rates:
  Common Stocks   . . . . . . . . . . . . . . . . . . . . . . .         27%       32%        26%       16%       19%
  Bonds   . . . . . . . . . . . . . . . . . . . . . . . . . . .         32%       31%        18%       24%       34%
---------------------------------------------------------------------------------------------------------------------

+ Effective in 1995, does not include reductions from directed brokerage arrangements. The 1995 Ratio of Expenses to Average Net Assets is .34% after including these reductions. See Note C.


                         NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company. Certain of the Fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Common stocks listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; such securities not traded are valued at the mean of the latest quoted bid and asked prices; those securities not listed are valued at the latest quoted bid prices. Bonds are valued utilizing the latest bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by Fund share sales or redemptions.

4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of each agreement require that the market value of this collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

B. Under the terms of a contract expiring April 1, 1996, the Fund pays Wellington Management Company an investment advisory fee calculated at an annual percentage rate of average net assets of the Fund. For the year ended December 31, 1995, the investment advisory fee represents an effective annual rate of .07 of 1% of average net assets after giving effect to a fee waiver of $337,000 (.01% of average net assets).

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1995, the Fund had contributed capital of $820,000 to Vanguard (included at cost in Other Assets), representing 4.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

Vanguard has requested the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate or credit to the Fund a portion of the commissions generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. For the year ended December 31, 1995, directed brokerage arrangements reduced the Fund's expenses by $433,000 (.01 of 1% of average net assets).

D. During the year ended December 31, 1995, the Fund made purchases of $1,602,064,000 and sales of $1,317,755,000 of investment securities other than U.S. Government securities and temporary cash investments. Purchases and sales of U.S. Government obligations were $620,566,000 and $700,282,000, respectively.

At December 31, 1995, net unrealized net appreciation for financial reporting and Federal income tax purposes aggregated $789,584,000, of which $813,442,000 related to appreciated securities and $23,858,000 related to depreciated securities.

E. The market value of securities on loan to broker/dealers at December 31, 1995, was $61,486,000, for which the Fund had received as collateral cash of $48,756,000 and U.S. Treasury securities with a market value of $14,665,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Vanguard/Wellesley Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Wellesley Income Fund (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996





                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                    FOR VANGUARD/WELLESLEY INCOME FUND, INC.

Corporate shareholders should note that for the fiscal year ended December 31, 1995, 25.5% of the Fund's investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.




OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                        IAN A. MACKINNON
Senior Vice President                      Senior Vice President
Information Technology                     Fixed Income Group

JEREMY G. DUFFIELD                         F. WILLIAM MCNABB III
Senior Vice President                      Senior Vice President
Planning & Development                     institutional

JAMES H. GATELY                            RALPH K. PACKARD
Senior Vice President                      Senior Vice President
Individual Investor Group                  Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
  U.S. Portfolio
Vanguard Convertible
  Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
  Global Equity Portfolio
  Global Asset Allocation Portfolio
  Capital Opportunity Portfolio
  Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio

                                  INDEX FUNDS
Vanguard Index Trust
  500 Portfolio
  Total Stock Market Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Value Portfolio
  Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
  Total Bond Market Portfolio
  Short-Term Bond Portfolio
  Intermediate-Term Bond Portfolio
  Long-Term Bond Portfolio

Vanguard International Equity
  Index Fund
  European Portfolio
  Pacific Portfolio
  Emerging Markets Portfolio

                               FIXED INCOME FUNDS
MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
  U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
  Money Market Portfolio
Vanguard State Tax-Free Funds
  Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
  Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                           [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q270-12/95


ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                        VANGUARD /WELLESLEY INCOME FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile"

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through five.

A line chart of the Indexed Value between Standard & Poor's 500 Stock Index and Lehman Long-Term Corporate Bond Index for the fiscal years 1990 through 1995 appears at the top of page two.

A line chart illustrating cumulative performance between Vanguard/Wellesley Income Fund, Composite Index, Lehman Long-Term Corporate Bond Index, and Average Income Fund, average Annual Total Returns for the period December 31, 1985, to December 31, 1995 appears at the top of page three.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages six & seven.

A running head featuring a cannon and battleships in the background appears at the top of page eight.

A running head featuring open log book, pen and battleships in the background appears at the top of pages nine through nineteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.